UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 27, 2005

WII COMPONENTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-115490	73-1662631
(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Avenue, SE St. Cloud, MN	56304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (320) 252-1503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Representatives of Woodcraft Industries, Inc. (the “Company”) will participate in the 2005 Credit Suisse First Boston Building Products Conference on October 27, 2005 in New York City.  Management’s prepared remarks will include the following statements regarding the Company’s outlook.

Outlook for 2005 and 2006

Cabinet market and Woodcraft’s overall sales

•                  2005

—Management currently expects that the cabinet market will remain strong all year… market up approximately 14 to 15%

—Management estimates that Woodcraft’s second half sales will be up approximately 7-9% vs. first half

•                  Management estimates that total year sales will be up 25% vs. 2004

•                  2006

—Management currently expects the cabinet market to grow in mid-single digits

•                  some pause in new housing growth; remodeling steady

— Management currently expects that Woodcraft sales will grow above market, including the Dimension Moldings, Inc. acquisition

Operating Performance

•                  2005

—Raw material cost pressure is moderating, though price recovery from customers is lagging behind, offset in part, due to performance at Brentwood

—Management currently expects that Woodcraft’s second half margins will be approximately the same as the first half

•                  2006

—Additional capital expenditures discussed below will create some start up inefficiencies in the first half of 2006.

—Management currently expects that added capacity in 2005 will help sales and productivity in the second half of 2006, and margins should improve correspondingly.

—Overall: Management currently expects modest margin improvement over 2005

Capital expenditure plans and working capital

•                  Management believes that the Woodcraft is approaching full mechanical capacity during the second half of 2005.

•                  Management intends to fund two capital projects in the fourth quarter of 2004:

—The acquisition of a rough mill in Pennsylvania near a supply of cherry and maple.

—Expansion of manufacturing capacity in the St. Cloud door facility.

•                  These projects total approximately $16,000,000 for capital expenditures through the end of the third quarter of 2006.  Management believes that these projects will add needed capacity and lower per unit costs once fully operational.

•                  Management estimates that other capital expenditure will continue to average 2-3% of sales

The information in this report is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended.  Furthermore, the furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

Date: October 27, 2005	By:	/s/ Dale Herbst
Name: Dale Herbst
Title: Chief Financial Officerl